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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated March 6, 1998, with respect to the financial statements of Waste Connections, Inc. included in Amendment No. 2 to its Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.

Our audits also included the financial statement schedule of Waste Connections, Inc. and Predecessors listed in Item 16(b) of its Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the Registration Statement (Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated October 2, 1998 (except for Note 12, as to which the date is October 22, 1998) with respect to the combined financial statements of the Murrey Companies included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.

We also consent to the incorporation by reference in the Registration Statement (Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated February 20, 1998, with respect to the financial statements of Madera Disposal Systems, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.

We also consent to the incorporation by reference in the Registration Statement (Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated July 8, 1998, with respect to the financial statements of Arrow Sanitary Service, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.



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We also consent to the incorporation by reference in the Registration Statement
(Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated August 26, 1998, with respect to the financial statements of Contractor's Waste Removal, L.C., included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.

We also consent to the incorporation by reference in the Registration Statement (Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated July 31, 1998, with respect to the financial statements of Curry Transfer and Recycling, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.

We also consent to the incorporation by reference in the Registration Statement (Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated December 30, 1998, with respect to the financial statements of Butler County Landfill, Inc. included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.

We also consent to the incorporation by reference in the Registration Statement (Form S-1) of Waste Connections, Inc. for the registration of 287,500 shares of its common stock of our report dated January 19, 1999, with respect to the supplemental consolidated financial statements of Waste Connections, Inc. and Predecessors included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-70253) and related Prospectus for the registration of 3,737,500 shares of its common stock as filed with the Securities and Exchange Commission.


                                                              ERNST & YOUNG LLP

Sacramento, California
February 1, 1999


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